Exhibit 10.5

DATED May 14, 2009

LLOYDS TSB BANK PLC, NETHERLANDS BRANCH AND BELGIUM BRANCH	(1)
LLOYDS TSB COMMERCIAL FINANCE LIMITED,	(2)
CIMCOOL EUROPE B.V.	(3)
CIMCOOL INDUSTRIAL PRODUCTS B.V.	(4)
D-M-E EUROPE CVBA	(5)
FERROMATIK MILACRON MASCHINENBAU GMBH	(6)
MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH	(7)
MILACRON B.V	(8)
and
MILACRON NEDERLAND B.V	(9)

VARIATION AGREEMENT TO AN ASSET BASED FINANCE AGREEMENT DATED 12 MARCH 2008 made between the parties hereto ("Agreement")

Hammonds LLP

7 Devonshire Square  London  EC2M 4YH  DX 136546 Bishopsgate 2

Telephone +44 (0)20 7655 1000  Fax +44 (0)20 7655 1001

Website  www.hammonds.com

Reference MED/LLO.200-0141

CONTENTS

1

CONDITION PRECEDENT

3

2

INTERPRETATION

3

3

VARIATIONS

3

4

VARIATIONS TO ALL DOCUMENTS

6

5

NOTICES

7

6

STATUS OF AGREEMENT

10

7

COUNTERPARTS

10

8

EXPENSES

10

9

GOVERNING LAW AND JURISDICTION

11

i

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DATE OF ASSET BASED FINANCE AGREEMENT	2009
PARTIES
(1)

LLOYDS TSB BANK PLC, a public limited company incorporated under the law of England and Wales (Company Number 00002065) acting through its branch offices at Staten Bolwerk 1, 2011 MK Haarlem, The Netherlands, which branch office is registered with the Trade Register of the Chamber of Commerce (Kamer van Koophandel) under number 33185396 ("Lloyds TSB Netherlands Branch") and at 2 avenue de Tervueren, B-1040 Brussels registered under RPM no. BE0448315291 ("Lloyds TSB Belgium Branch" and together with Lloyds TSB Netherlands Branch, "Lloyds TSB");

(2)

LLOYDS TSB COMMERCIAL FINANCE LIMITED, a private limited company incorporated under the law of England and Wales (Company Number  00733011), with its registered offices at Boston House, Little Green, Richmond, Surrey TW9 1QE ("Lloyds TSB CF" and together with Lloyds TSB, the "Lenders")

(3)

CIMCOOL EUROPE B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organised under the law of the Netherlands, whose registered seat (statutaire zetel) is Vlaardingen, the Netherlands, registered with the Chamber of Commerce of Rotterdam under number 24174756 and having its office address at Schiedamsedijk 20, 3134 KK, Vlaardingen, the Netherlands ("Cimcool Europe");

(4)

CIMCOOL INDUSTRIAL PRODUCTS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organised under the law of the Netherlands, whose corporate seat is at Vlaardingen, registered with the Chamber of Commerce under number  24212814 and having its office address at Schiedamsedijk 20, 3134 KK, Vlaardingen, the Netherlands ("Cimcool Industrial");

(5)

D-M-E EUROPE CVBA, a company organised and existing under the law of Belgium, having its registered office at Industriepark Noord, Oude Baan 1, 2800 Mechelen and recorded with the register of legal entities under enterprise number 0456.932.455 ("D-M-E");

(6)

FERROMATIK MILACRON MASCHINENBAU GMBH, a German company registered in the commercial register of the Local Court Freiburg im Bresgau under HR B 260880, having its business seat at Riegeler Straße 4, D-79364 Malterdingen ("Ferromatik");

(7)

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German company registered in the commercial register of the Local Court Freiburg im Bresgau under HR B 260914, having its business seat at Riegeler Straße 4, D-79364 Malterdingen ("MKE");

(8)

MILACRON B.V. a private limited company (besloten vennootschap met beperkte aansprakelijkheid) organised under the law of the Netherlands, having its corporate seat in Vlaardingen, registered with the Chamber of Commerce under number 24209768  and having its office address at Schiedamsedijk 20, 3134 KK, Vlaardingen, the Netherlands; and

(9)

MILACRON NEDERLAND B.V. a private limited company (besloten vennootschap met beperkte aansprakelijkheid) organised under the law of the Netherlands, having its corporate seat in Vlaardingen, registered with the Chamber of Commerce under number 24280521 and having its office address at Schiedamsedijk 20, 3134 KK, Vlaardingen, the Netherlands.

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INTRODUCTION

A

This Agreement is supplemental to and varies the terms of an Asset Based Finance Agreement dated 12 March 2008 and made between the parties hereto as the same may be novated, varied, replaced or added to from time to time (the "Finance Agreement").

B

Certain affiliated entities of the Clients, incorporated in the United States of America (“U.S.A.”), Canada and the Netherlands have made certain Chapter 11 filing in accordance with local legislation in the U.S.A. In addition, the Clients breached certain financial covenants as per Schedule 2 of the Finance Agreement (each a “Financial Covenant”). The Clients have requested that the Lenders do not treat the making of such filings as a Termination Event for the time being.

C

From the date of this Agreement, the sum of one million two hundred and fifty one thousand Euro (€1,251,000) (the “Escrow Amount”) will be held in escrow by DLA Piper UK LLP in accordance with the terms of an escrow letter, dated on or about the date hereof and setting out the instructions of Milacron BV and Lloyds TSB CF to DLA Piper UK LLP in this regard (the “Escrow Letter”).  This amount comprises four instalments of two hundred and seventy nine thousand Euro (€279,000), three of which have already been deducted as a reserve against Cimcool Europe’s available collateral, and the first monthly instalment of one hundred and thirty five thousand Euro (€135,000) payable on 30 April 2009 pursuant to Clause 2.2 of the Finance Agreement (the “Outstanding Property Payments”).

D

DLA Piper UK LLP are irrevocably instructed by the Clients and the Lenders to pay the Escrow Amount to Lloyds TSB CF, without deduction, set off, or withholding, to be applied to the Facilities at the absolute discretion of Lloyds TSB CF, as more particularly set out in the Escrow Letter as soon as is reasonably practicable following the expiry of 30 days from the 22 April 2009 (the "Escrow Period").

E

Whilst reserving its rights pursuant to the Financing Documents, it is the intention of Lloyds TSB CF once the Escrow Letter has been entered into by all parties thereto and DLA Piper UK LLP have received the Escrow Amount and have confirmed that it is being held in accordance with the terms of the Escrow Letter:

(i)

to remove the reserve currently held against the available collateral of Cimcool Europe in respect of the amounts due but not paid under the Property Facility Agreement totalling eight hundred and thirty seven thousand Euro (€837,000) and the Termination Fee not paid of two hundred and seventy thousand Euro (€270,000, together improving working capital headroom by one million one hundred and seven thousand Euro (€1,107,000);

(ii)

not to make any such reserve against the available collateral of Cimcool Europe in connection with the payment of two hundred and seventy thousand Euro (€270,000) that fell due under the Property Facility on 31 March 2009, improving working capital headroom by this amount;

(iii)

to extend the Funding period for Cimcool Europe’s French and Italian receivables from 120 days to 150 days from the date of invoice, allowing additional headroom estimated at three hundred thousand Euro (€300,000);

(iv)

to allow increase in the Advance Rate to 90% in respect of Cimcool

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Europe and Cimcool Industrial Products and to 85% in respect of D-M-E for an initial period to 31 July 2009;

(v)

not to exercise its rights pursuant to the occurrence of the Termination Events referred to in B above for an initial period to 31 July 2009, provided that the Clients adhere at all times to the terms of the Agreement; and

(vi)

not to exercise its rights in relation to the non-payment of the Outstanding Property Payments during the Escrow Period, save where the Lenders are taking wider enforcement action or enforcing all or any part of their security.

F.

The parties hereto wish to record their agreement on various issues relating to the variation to the terms of the Finance Agreement and certain Financing Documents, following the occurrence of the Termination Events.

IT IS HEREWITH AGREED THAT:

1

CONDITION PRECEDENT

The terms set out in this Agreement are subject to Escrow Amount being received and held by DLA Piper UK LLP in accordance with the terms of the Escrow Letter and confirming the same to the Lenders.

2

INTERPRETATION

2.1

In this Agreement, capitalised terms (unless otherwise defined) shall have the meanings given to them in the Finance Agreement.

2.2

References to clauses, paragraphs and schedules are to be construed, unless otherwise stated, as references to clauses, paragraphs and schedules of this Agreement and references to this Agreement include its schedules.

2.3

Headings are inserted for ease of reference only and shall be ignored in the construction of this Agreement.

2.4

Words denoting the singular shall include the plural and vice versa.

2.5

All words and expressions defined in the Finance Agreement shall bear the same meanings where used in this Agreement unless the context otherwise requires.

2.6

The Introduction shall form a part of this Agreement.

3

VARIATIONS

3.1

With immediate effect upon the execution and delivery of this Agreement (save where expressly stated to the contrary), the Finance Agreement shall be deemed to be amended as follows:

3.2

With effect from 1 April 2009, Clause 2.1 of the Finance Agreement shall be deemed deleted and replaced with the following expression:

“The maximum aggregate amount to be made available to the Clients pursuant to the

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Facilities (the "Facility Amount") shall be fourteen million seven hundred and sixty nine thousand euros (€14,769,000) at any time outstanding on a revolving basis.”

3.3

With effect from 1 April 2009, Clause 2.2 of the Finance Agreement shall be deemed deleted and replaced with the following expression:

“The Property Facility Limit shall be an amount of eight million and sixty nine thousand euros (€8,069,000) and shall thereafter reduce in 59 equal monthly amounts of one hundred and thirty five thousand Euro (€135,000) with the first such payment to be made on 30 April 2009 followed by a single final payment of one hundred and four thousand Euro (€104,000).  The Facility Amount shall decrease monthly by an equal amount to such reduction of the Property Facility Limit, save where expressly varied by agreement between the parties.”

3.4

With effect from 1 April 2009, Clause 2.4 of the Finance Agreement shall be deemed deleted and replaced with the following expression:

“All of the Facilities must be finally repaid on 30 April 2014 (the “Final Repayment Date”) or the immediately next following Working Day.”

3.5

Clause 2 of Schedule 1 of the Finance Agreement shall be deemed deleted and replaced with the expression:

“This Clause is intentionally left blank.”.

3.6

Clause 6.1 of the Finance Agreement shall be deemed deleted and replaced with the following expression:

“It is the Clients' intention that, MKE and Ferromatik will merge their businesses into a single undertaking.  Notwithstanding the provisions of any of the Financing Documents, the Lenders agree to such merger, subject to the Lenders’ sight of and satisfaction with the terms of such merger and/or acquisition and the Clients agree to consult with the Lenders as soon as reasonably practicable prior to such merger to ensure that, so far as possible, the Lenders' rights under the Facilities are not and will not be materially prejudiced by such merger.”

3.7

The Clients hereby expressly acknowledge the Lenders' right to apply the Property Facility Repayment in diminution of the sums outstanding under the Property Facility, such diminution being applied to give effect to the reduction of the Facility Amount in accordance with Clause 3.2 of this Agreement and the reduction of the Property Facility Limit in accordance with Clause 3.3 of this Agreement.

3.8

Provided always that the indebtedness under the Property Facility is within the revised Property Facility Limit upon the date of this Agreement (following the application of the Property Facility Repayment in accordance with Clause 3.7 above), Clause 1.5 of the Schedule 2 of the Finance Agreement shall be deemed deleted and replaced with the expression:

"This Clause is intentionally left blank".

3.9

Clauses 1.6 and 1.7 of Schedule 2 of the Finance Agreement shall each be deemed to be deleted and replaced with the following:

“1.6

None of the Clients and/or the Guarantors shall repatriate any funds to the

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Clients' affiliated entities in the United States without the prior written consent of the Lenders.”

3.10

Clause 2.1 of Schedule 2 of the Finance Agreement shall be deemed deleted and replaced with the following:

“So long as the Facilities (or any part of them) remain outstanding, Milacron B.V. shall procure that the ratio of EBITDA to Total Fixed Charges in respect of the European Group is maintained for each Review Period at a minimum of 1:1, save that notwithstanding any other term of any Financing Document, the Lenders hereby agree with Milacron B.V. that a breach of this Clause 2.1 during the period between the start of the third quarter 2008 and the end of the third quarter 2009 shall not constitute a Termination Event.  There shall be deemed to be no Test Date between 1 April 2009 and the end of the fourth quarter of 2009, with the next such Test Date being deemed to be the first Working Day of 2010.”

3.11

The following shall be deemed to be added as a new Clause 2.4 of Schedule 2 of the Finance Agreement:

“2.4

Capital Expenditure

Aggregate Capital Expenditure of the Clients and/or the Guarantors in any financial year shall not exceed 125% of the total agreed budget as shown in the document entitled “Lloyds Discussion Materials” that was prepared on behalf of the Clients and the Guarantors by Messrs Rothschild and dated 4 March 2009 and submitted to the Lenders on 25 February 2009 (the “Reference Budget”) without the Lenders’ prior written consent.  For the avoidance of doubt, any unutilised proportion of such permitted annual Capital Expenditure may not be carried over to a subsequent financial year without the prior written consent of the Agent.  A breach of this covenant shall not be treated as a Termination Event if an associated undertaking of the Clients and/or the Guarantors, at their discretion, shall pay to the Lenders (or any of them) an amount equal to the excess following the calculation, within 5 Working Days of the Lenders notifying the breach of covenant.  The Lenders shall apply such sums to the Facilities in their discretion;”

3.12

The following shall be deemed to be added as a new Clause 2.5 of Schedule 2 of the Finance Agreement:

“2.5

Minimum Shortfall

The actual EBITDA for each of the first second and third quarters during the Financial Year 2009 shall be no less than €1,000,000 below the figures representing the “FY 2009 Downside Estimate” in the line entitled “Total EBITDA from MBV Cons”, on page 15 of the Reference Budget for the relevant quarter.  Further, the actual EBITDA for the fourth quarter shall equal or exceed the figures representing the “FY 2009 Downside Estimate” in the line entitled “Total EBITDA from MBV Cons”, on page 15 of the Reference Budget for the fourth quarter. A breach of this covenant shall not be treated as a Termination Event if an associated undertaking of the Clients and/or the Guarantors, at their discretion, shall pay to the Lenders (or any of them) an amount equal to the excess following the calculation, within 5 Working Days of the Lenders notifying the breach of covenant.  The Lenders shall apply such sums to the Facilities in their discretion.”

3.13

The following definition in Schedule 3 of the Finance Agreement shall be deleted and replaced with the following:

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“Capital Expenditure" means expenditure incurred on the acquisition or improvement of fixed assets being, in any such case, expenditure which would be regarded as capital in nature under U.S. GAAP as at 1 April 2009;”

3.14

Any non-payment of the Escrow Amount (or any part of it) in immediately available cleared funds to Lloyds TSB CF as soon as is reasonably practicable following the expiry of the Escrow Period shall be deemed to be a Termination Event as if it were set out in full in Schedule 3 to the Finance Agreement.

4

VARIATIONS TO ALL DOCUMENTS

4.1

Without prejudice to any right of the Lenders (or any of them) to vary the Advance Rate (as defined in the Dutch Receivables Finance Agreements or the Belgian Receivables Finance Agreement as applicable) at any time, with effect from the date of this Agreement, the Finance Agreement and any relevant Financing Documents shall be deemed amended to give effect to the following:

(a)

The Advance Rate for Eligible Debts notified by each of Cimcool Europe and Cimcool Industrial, shall be deemed to be increased to 90% (in accordance with the remaining terms of the Dutch Receivables Finance Agreements) until 31 July 2009 inclusive, thereafter the Advance Rate shall revert to 80%.

(b)

The Advance Rate (such expression to include the analogous term under the Belgian Receivables Finance Agreement) for Eligible Debts notified by D-M-E shall be deemed to be increased to 85% until 31 July 2009 inclusive, thereafter the Advance Rate shall revert to 75%.

4.2

With effect from 1 April 2009, (i) Clause 2.1.4 of the Commercial Terms for the Receivables Finance Agreement between the Lenders and Cimcool Europe (with any necessary amendment being deemed to be made to any relevant Financing Documents) shall be deemed amended so that the Funding Period (as therein defined) shall be 120 days instead of 90 days from the date of invoice; and (ii) in the case of Invoices (as therein defined) due from Customers (as therein defined) domiciled in France or Italy, 150 days from the date of invoice.

4.3

With effect from the date of this Agreement, all and any Debt Financing Agreements shall be deemed amended so that all Clients shall be required to deliver a Notification of Invoices (as each such term is defined in the Dutch Receivables Finance Agreements and in the case of the other Clients any analogous terms under their respective Debt Financing Agreements are referred to in the use of such term) not less than twice per calendar week with such Notifications to be delivered on non-consecutive Working Days.

4.4

Without prejudice to any right of the Lenders (or any of them) to vary the Margin (as defined in the Dutch Receivables Finance Agreements) at any time, with effect from 20th March 2009, all and any Debt Financing Agreements including for the avoidance of doubt the Property Facility Agreement (or as the case may be in addition thereto and using any relevant analogous term) shall be deemed amended so that all the Margin (as defined in the Dutch Receivables Finance Agreements) and in the case of the other clients any analogous terms under their respective Debt Financing Agreements (and the Property Facility Agreement) are referred to in the use of such term) shall be deemed to be “6%” in place of the expression “1.75%”.

4.5

Without prejudice to clause 2.1 of Schedule 2 of the Finance Agreement as amended by Clause 3.10 of this Agreement, the Lenders hereby expressly reserve all of their rights

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pursuant to the Financing Documents (or any of them) in connection with the occurrence of any Termination Event on or prior to the date of this Agreement. Notwithstanding this, the Lenders have agreed that provided always that the Clients shall fully comply with all of their obligations hereunder, the Lenders shall not, before 31 July 2009, pursue their rights in relation to the making of Chapter 11 filings by Milacron Capital Holdings B.V. and/or any affiliate of the Clients in the U.S.A and/or Canada or any breach of any financial covenant of which the Lenders are aware on the date of this Agreement prior to the date of this Agreement. For the avoidance of doubt, this shall not prejudice the Lenders' rights in relation to the occurrence of any Termination Event following the date of this Agreement or their ability to pursue such rights.

4.6

Any breach by any Client of any term of this Agreement shall constitute a Termination Event.

4.7

The Lenders and the Clients herby agree that following a merger between Ferromatik and MKE in accordance with Clause 6.1 of the Finance Agreement, the Tangible Net Worth Covenant set out in Clause 12.1 of the Property Facility Agreement should be amended to reflect the new corporate structure.  It is agreed that the current amount of “EUR 20,000,000 (in words Euro twenty million)” will be obsolete. It is further agreed that a Tangible Net Worth Covenant shall continue to be required and that the Lenders and the Client shall negotiate in good faith to determine an appropriate figure once the Tangible Net Worth of the merged undertaking can be ascertained. It is further acknowledged that if following negotiations the parties are unable to agree an appropriate figure, the figure shall be such sum as the Lenders may determine in their discretion.

4.8

Provided always that (i) the Clients comply with their obligations hereunder; and (ii) no further Termination Event shall occur; the Lenders hereby agree that they should not exercise their rights arising from the non-payment of the Outstanding Property Payments until the end of the Escrow Period, save where the Lenders are taking wider enforcement action or enforcing all or any part of their security.

5

NOTICES

5.1

All notices or other communications in connection with this Agreement shall be given in writing. The address, email address and fax number of each party for all notices under this Agreement are those specified below (or such other address, email address or fax number as notified by that party by not less than five business days’ prior notice):

(a)

Address of Lloyds TSB Netherlands Branch:

Staten Bolwerk 1

2011 MK Haarlem

The Netherlands

Attention:

Loans Administration Department

Mrs. Claudia Van der Meer

Tel:

003123 5168849

Fax:

003123 5517164

E-mail:

Claudia.van.der.Meer@Lloydstsb.nl

(b)

Address of Lloyds TSB Belgium Branch:

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2 avenue de Tervueren

B-1040 Brussels

Belgium

Attention:

Loans Administration Department

Mr. Baudoin Benfante

Tel:

+32 2 739 59 01

Fax:

+32 2 733 04 64

E-mail:

baudouin.benfante@lloydstsb.be

(c)

Address of Lloyds TSB CF:

Niederlassung Deutschland

Gütersloher Str. 123

Moltkeplatz 61

D-33415 Verl

45138 Essen

Germany

Germany

Attention:

Tel:

+49 201 437818 800

Fax:

+49 201 437818 818

E-mail:

(d)

Address of Cimcool Europe B.V.:

Schiedamsedijk 20

3134 KK, Vlaardingen

The Netherlands

Attention:

René van Geemen

Tel:

+31 10 445 0067

Fax:

+31 10 460 4706

E-mail:

vangeemen.rene@cimcool.net

(e)

Address of Cimcool Industrial Products B.V.:

Schiedamsedijk 20

3134 KK, Vlaardingen

The Netherlands

Attention:

René van Geemen

Tel:

+31 10 445 0067

Fax:

+31 10 460 4706

E-mail:

vangeemen.rene@cimcool.net

(f)

Address of D-M-E Europe CVBA:

Industriepark Noord G1

Oude Baan 1

B-2800 Mechelen, Belgium

Attention:

Katja Thoelen

2009 Deed of Variation (v13-0 0044316403)

Tel:

+32 152 150 51

Fax:

+32 154 051 51

E-mail:

katja_thoelen@dmeeu.com

(g)

Address of Ferromatik Milacron Maschinenbau GmbH:

Riegeler Strasse 4

D-79364 Malterdingen

Germany

Attention:

Axel Stiller

Tel:

+49 764 478 243

Fax:

+49 764 478 422

E-mail: axel_stiller@ferromatik.com

(h)

Address of Milacron Kunststoffmaschinen Europa GmbH:

Riegeler Strasse 4

D-79364 Malterdingen

Germany

Attention:

Axel Stiller

Tel:

+49 764 478 243

Fax:

+49 764 478 422

E-mail: axel_stiller@ferromatik.com

(i)

Address of Milacron B.V.:

Schiedamsedijk 20

3134 KK, Vlaardingen

The Netherlands

Attention:

Gerard van Deventer

Tel:

+31 104 450 055

Fax:

+31 104 450 056

E-mail: gerard_vandeventer@milacron.com

(j)

Address of Milacron Nederland B.V.:

Schiedamsedijk 20

3134 KK, Vlaardingen

The Netherlands

Attention:

René van Geemen

Tel:

+31 10 445 0067

Fax:

+31 10 460 4706

E-mail:

vangeemen.rene@cimcool.net

5.2

To the extent that any address, e-mail address and/or fax number provided in the Financing Documents for the giving of notices shall differ from the address, e-mail address and/or fax number given in Clause 5.1 above, the relevant details shall be

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deemed deleted from such Financing Document and be deemed replaced by the relevant address, e-mail address and/or fax number shown above.

6

STATUS OF AGREEMENT

6.1

Once executed, this Agreement, together with the Finance Agreement, the Financing Documents and any security document entered into in connection therewith, includes all terms agreed between the Lenders, the Clients and the Guarantors in connection with the provision of the Facilities to the exclusion of any representations and statements made by either of Lloyds TSB or Lloyds TSB CF or any of the Clients or Guarantors or on behalf of any of them whether orally or in writing prior to the date of this Agreement.

6.2

In the event of any inconsistency between the terms of any of the Finance Agreement, the Financing Documents and this Agreement, the terms of this Agreement shall prevail.

6.3

Save as expressly varied pursuant to the terms of this Agreement, the terms of the Finance Agreement and the Financing Documents shall remain in full force and effect and the Lenders expressly reserve all of their rights and remedies thereunder.

7

COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts each of which, when executed and delivered, shall constitute an original and all the counterparts together shall constitute but one and the same agreement.

8

EXPENSES

8.1

The Clients shall pay to the Lenders immediately upon the execution of this Agreement all and any reasonable costs and expenses (including without limitation all and any reasonable legal fees) incurred by the Lenders (or any of them) in connection with the negotiation, preparation and execution of this Agreement and any other Finance Document (the “Costs”).

8.2

Notwithstanding any term of this Agreement, the Finance Agreement or any term of the Financing Documents, the Lenders, or any of them, may debit the Costs (or any part of the Costs) to any account of any Client with such Lender, whether on account of its costs and/or on account of any other Lender’s Costs.  Such Lender shall, as soon as practicable, notify the Client of the debit of the Costs to the relevant account.

9

GOVERNING LAW AND JURISDICTION

9.1

This Agreement is governed by the law of the Netherlands.

9.2

The competent courts of Amsterdam, The Netherlands shall have exclusive jurisdiction with regard to disputes in connection with this Agreement.

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This Agreement has been duly executed and signed by the representatives of the parties as set out below.

LLOYDS TSB BANK PLC,

NETHERLANDS BRANCH

)

)

acting by

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Authorised signatory

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and by

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)

Authorised signatory

LLOYDS TSB BANK PLC,

BELGIUM BRANCH

)

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acting by

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)

Authorised signatory

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and by

)

)

Authorised signatory

LLOYDS TSB COMMERCIAL FINANCE LIMITED,

)

acting by

)

)

Authorised signatory

)

and by

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)

Authorised signatory

CIMCOOL EUROPE B.V.

)

)

acting by

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Authorised signatory

)

and by

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Authorised signatory

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CIMCOOL INDUSTRIAL PRODUCTS B.V.

)

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acting by

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Authorised signatory

)

and by

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)

Authorised signatory

D-M-E EUROPE CVBA

)

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acting by

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Authorised signatory

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and by

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Authorised signatory

FERROMATIK MILACRON MACHINENBAU

)

GMBH

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acting by

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Authorised signatory

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and by

)

)

Authorised signatory

MILACRON KUNSTSTOFFMASCHINEN

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EUROPA GMBH

)

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acting by

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Authorised signatory

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and by

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Authorised signatory

2009 Deed of Variation (v13-0 0044316403)

MILACRON B.V.

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acting by

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Authorised signatory

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and by

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Authorised signatory

MILACRON NEDERLAND B.V.

)

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acting by

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Authorised signatory

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and by

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Authorised signatory

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